UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 23, 2019
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)
 (801) 253-1600
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	NASDAQ Global Select Market System

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐            Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 23, 2019, Michael E. Stillabower, M.D. resigned as a director of Merit Medical Systems, Inc. (the “Company”), effective as of that date. Absent Dr. Stillabower’s resignation, his service as a director of the Company would have expired at the conclusion of the 2019 Annual Meeting discussed in Item 5.07 below. Dr. Stillabower did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices. Effective upon Dr. Stillabower’s resignation, the size of the Company’s Board of Directors was reduced from ten to nine directors.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2019, the Company held its 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). A total of 54,976,099 shares of the Company’s common stock were entitled to vote as of March 28, 2019, the record date for the 2019 Annual Meeting, of which 50,391,447 shares were represented in person or by proxy at the 2019 Annual Meeting.

At the 2019 Annual Meeting, the shareholders of the Company voted on the following matters:

(1)
the election of three nominees, each to serve as a director of the Company until the annual meeting of the Company’s shareholders to be held in 2022 and until his or her successor has been duly elected and qualified;

(2)	a non-binding advisory proposal to approve the compensation of the Company’s named executive officers, otherwise known as a “say-on-pay” vote; and

(3)	the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The results of each of the above matters are discussed further below.

Matter 1 - Election of Directors

The votes cast for or withheld for each director nominee were as follows:

Nominee	For	Withheld
Jill D. Anderson	45,137,542	3,415,357
Thomas J. Gunderson	47,514,639	1,038,260
F. Ann Millner, Ed.D.	46,775,098	1,777,801

Accordingly, each of the three nominees listed above was re-elected to serve as a director of the Company until 2022 and until her or his successor is duly elected and qualified.

Matter 2 - Advisory Vote on Executive Compensation

The results of the voting on a non-binding advisory proposal to approve the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,423,639	890,732	238,528	1,838,548

Accordingly, a majority of votes cast with respect to the advisory “say-on-pay” proposal were “for” approval of the compensation of the Company’s named executive officers, as disclosed in the Company’s 2019 proxy statement.

Matter 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 were as follows:

For	Opposed	Abstained
48,353,559	1,812,488	225,400

Accordingly, the Company’s shareholders ratified the appointment of Deloitte and Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

No other matters were submitted to a vote of shareholders at the 2019 Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: May 30, 2019	By:	/s/ Brian G. Lloyd
Chief Legal Officer and Corporate Secretary